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                                                                    EXHIBIT 10.8

                                 LEASE AGREEMENT


LANDLORD & TENANT

     1. THIS LEASE AGREEMENT, entered into this 27th day of March 1995, by and between Cummins Station LLC corporation with its principal office and place of business in Nashville, Tennessee, hereinafter called "Landlord," and NewOrder Media, Inc. hereinafter called "Tenant."

                                   WITNESSETH:

PREMISES

     2. That the Landlord, for and in consideration of the payments hereinafter stipulated to be made by Tenant, and the covenants and agreements hereinafter contained to be kept and performed by Tenant, does by these presents hereby lease unto the Tenant, and Tenant does by these presents hereby lease from Landlord, the use and occupancy of

                    See Exhibit "A"

                    Suite 450

containing approximately 6,954 square feet and being the leased premises as shown by design attached hereto as Exhibit "A," and incorporated herein, and being a part of that building known as Cummins Station, situated on ___________ in Nashville, Tennessee, on a tract of land owned by Landlord more particularly described in a certain warranty deed of record in the office of The County Recorder.

TERM

     3. TO HAVE AND TO HOLD the same for the term of 5 years next ensuing from and after the 1st day of May, 1995, and ending on the 30th day of April, 2000, unless the term hereby demised shall be sooner terminated as hereinafter provided.

RENT

     4. Tenant shall pay to Landlord as rent at the office of Landlord in Nashville, Tennessee, or as may be directed the sum of $52,155.00/yr., years 1 & 2, $59,109.00/year, years 3, 4 & 5 per annum for the original term hereof, except as noted hereinafter, payable in installments of $4,346.25/month, years 1 & 2, $4,925.75/month years 3, 4 & 5 per month for each and every month during the original term hereof, the first such installment being on the first day of the first calendar month of said term, and another such installment being due and payable on the first day of each and every succeeding calendar month of said term, in advance, until the full payment of the total sum shall be made. Any rental not paid when due shall bear interest at the rate of 10 per cent per annum from the date payment was due until paid.

CONDITIONS

     5. This lease is entered into upon the understanding and agreement that the same shall be subject to the following express terms and conditions and rules "Exhibit B" attached, each and every one of which the parties hereto covenant and agree to keep and perform:

     FIRST: That Tenant agrees to pay to Landlord the sums herein, specified during the original and any renewal term hereof without demand, and without counterclaim, deduction, or set-off, and to comply with the terms and provisions of this lease.

USE

     SECOND: That Tenant will use and occupy said premises for offices for computer software, design & related services and for no other purpose; that Tenant will keep said demised premises in good repair and tenantable condition and shall quit and surrender said premises peaceably at the end of the original or any renewal term hereof in as good condition as the reasonable use thereof will permit; and that Tenant will replace at his own expense any and all broken glass in and about said premises, if due to Tenant's negligence, with glass of the same size and quality, including all signs thereon. If Tenant fails to make proper repairs, Landlord, at its option, may make such repairs at Tenant's expense.

CONDITIONS OF PREMISES

     THIRD: That no representations, except as are contained herein or endorsed hereon, have been made to the Tenant respecting the condition of said premises. The taking possession of the said premises by the Tenant shall be conclusive evidence against the Tenant that premises were in good and satisfactory condition when possession of the same was so taken; and the Tenant will, at the termination of this lease, by lapse of time or otherwise, return said premises to the Landlord in as good condition as when received, loss by fire, storm or other casualty and ordinary wear excepted.

SUBLETTING & ASSIGNMENT

     FOURTH: That the Tenant will not assign this lease nor any interest hereunder; and will not permit any assignment hereof by operation of law; and will not sublet said premises or any part thereof; and will not permit the use of said premises by desk tenants or any parties other than the Tenant, and the agents and servants of the Tenant, without first obtaining the written consent of the Landlord, which shall not be unreasonably withheld. Landlord may assign his lease or any part thereof or right thereunder.

ALTERATIONS & IMPROVEMENTS

     FIFTH: No alterations, additions or improvement to the leased premises, except such as may be provided for in this lease, shall be made without first having the consent, in writing, of the Landlord, and any improvements, additions or alterations made by the Tenant after such consent shall have been given, including any and all fixtures installed, excepting trade fixtures, shall at Landlord's option remain on the premises as the property of the Landlord, without compensation to Tenant, or shall be removed therefrom and the premises restored to their original condition at cost to Tenant, at the expiration or sooner termination of this lease. The Tenant shall at his own cost repair any damage caused by the removal of trade fixtures restoring the premises to their original condition at his own expense. The Tenant agrees to save Landlord harmless on account of claims for mechanics, materialmen or other liens in connection with any alterations, additions, or improvements to which Landlord may give its consent in connection with the leased premises, and Tenant will, if required by Landlord, furnish such waiver or waivers of lien or bond in form and with surety satisfactory to Landlord, as Landlord may require before starting any work in connection with alterations, additions or improvements to the leased premises.

LIMITS OF USE & PEACEFUL ENJOYMENT

     SIXTH: That the Tenant will not use or permit upon said premises anything that will invalidate any policies of insurance now or hereafter carried on said building or that will increase the rate of insurance on said demised premises or on the building of which said demised premises are a part; that the Tenant will not use or permit upon said demised premises anything that may be dangerous to life or limb; the Tenant will not in any manner deface or injure said building or any part thereof, or overload the floors of said premises, it being mutually agreed that in no event shall any weight placed upon said floors exceed seventy-five pounds per square foot of floor space covered; that the Tenant will not permit any objectionable noise or odor to escape or be emitted from said premises in any way tending to create a nuisance,


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or tending to disturb any other tenant in said building or the occupants of neighboring property, or tending to injure the reputation of the said building: the Tenant will comply with all governmental, health and police requirements and regulations respecting said premises.

PERSONAL OR PROPERTY RISKS

     SEVENTH: Landlord shall not be held responsible for and is hereby expressly relieved from all liability by reason of any injury, loss or damage to any person or property in or about the leased premises, unless caused by negligence of Landlord, whether the loss, injury, or damage be to the person or property of the Tenant or any other person. This provision shall apply especially (but not exclusively) to damage caused by water, snow, frost, steam, sewage, illuminating gas, sewer gas, or odors, or by the bursting or leaking of pipes or plumbing works, and shall apply equally whether such damage be caused by the act or neglect of other tenants, occupants or janitors of said building or of any other persons, and whether such damage be caused or occasioned by anything above mentioned or referred to, or by any other thing or circumstance, whether of a like nature, or of a wholly different nature. If any such damage shall be caused by the acts of neglect of the Tenant, the Landlord may, at its option, repair such damage, whether caused to the building or the tenants thereof, and the Tenant shall thereupon reimburse the Landlord the total cost of such damage both to the building and to the tenants thereof. The Tenant further agrees that all personal property upon the demised premises shall be at risk of the Tenant only and that the Landlord shall not be liable for any damage thereto or theft thereof. Nor shall the landlord be liable for the stoppage or interruption of water, light, heat, air conditioning, janitor or elevator service, caused by riot, strike, accident, or to make needful repairs, or by any cause over which the Landlord has no control. Nor shall the Landlord be liable for any act or neglect of the janitors or other employees not authorized by the Landlord. And such failure, delay or default of the janitors or employees shall not be construed or considered as an actual or constructive eviction of the Tenant nor shall it in any way operate to release the Tenant from the punctual performance of each and all of the other covenants herein contained by the Tenant to be performed.

RIGHTS OF LANDLORD ON DEFAULT

     EIGHTH: That if default shall at any time be made by said Tenant in the payment of the rent hereby reserved, or any installment thereof, or if default shall be made in any of the other covenants herein contained, to be kept, observed and performed by the Tenant, or if the leasehold interest shall be levied on under execution, or in the event of the insolvency or bankruptcy of the Tenant, or the filing of any petition under the bankruptcy statute, voluntarily or involuntarily and whether or not resulting in an adjudication in bankruptcy, or in the event of a partial or general assignment for the benefit of a creditor, then, and in any of said cases, the Landlord may, at its option, at once, without notice to the Tenant, terminate this lease; and upon the termination of said lease at the option of the Landlord as aforesaid, or at the expiration by lapse of time of the term hereby demised, the Tenant will at once surrender possession of said premises to the Landlord, and remove all effects therefrom, and if such possession be not immediately surrendered, the Landlord may forthwith re-enter said premises and repossess itself thereof as of its former estate and remove all persons and effects therefrom, using such force as may be necessary, without being deemed guilty of any manner of trespass or forcible entry and detainer. And the Tenant expressly waives the service of any notice of intention to terminate this lease or to re-enter said premises, and waives the service of any demand for payment of rent or for possessions, and waives the service of any and every other notice or demand prescribed by any statute or other law, and agrees that the simple breach of any of the said covenants shall, of itself, without the service of any notice or demand whatever, constitute a forcible detainer by the Tenant of said premises, within the meaning of the statutes, of the State of Tennessee. No receipt of moneys by the Landlord from the Tenant, after the termination in any way of this lease, or after giving of any notice, shall reinstate, continue or extend the term of this lease or affect any notice given to the Tenant prior to the receipt of such money, it being agreed that after the service of notice of the commencement of a suit, or after final judgment for possession of said premises, the Landlord may receive and collect any rent due, and the payment of said rent shall not waive or affect said notice, said suit or said judgment. If the tenant shall not remove all effects from said premises as above agreed, the Landlord may, at its option, remove the same in any manner that the Landlord shall choose and store the same without liability to the Tenant for loss thereof, and the Tenant will pay the Landlord, on request, any and all expense incurred in such removal and also storage on said effects for any length of time during which the same shall be in the Landlord's possession; or the Landlord may at its option, without notice, sell the said effects or any of the same for such price as the Landlord may deem best and apply the proceeds of such sale upon any amounts due under this lease from the Tenant to the Landlord, including the expenses of the removal and sale.

RIGHTS OF LANDLORD ON ABANDONMENT

     NINTH: That in event the Tenant shall vacate said premises or abandon the same during the life of this lease, the Landlord may, at its option, without terminating this lease, but the Landlord shall not be under any obligation to do so, enter into said premises, remove the Tenant's signs therefrom, and relet the same for the account of the Tenant, for such rent and upon terms as shall be satisfactory to the Landlord, without such re-entry working a forfeiture of the rents to be paid and the covenants to be performed by the Tenant during the full term of this lease; and for the purpose of such re-letting the Landlord is authorized to make any repairs, changes, alterations or additions in or to said demised premises that may be necessary or convenient, and if a sufficient sum shall not be realized monthly from such re-letting, after paying all of the costs and expenses of such re-letting the collection of the rent accruing therefrom each month to satisfy the monthly rent above provided to be paid by the Tenant, then the Tenant will pay and satisfy such deficiency each month upon demand therefor.

LOSS OR DAMAGE TO PREMISES

     TENTH: Should the building upon the demised premises be totally destroyed by fire or other cause, or so damaged that rebuilding or repairs cannot be completed within one hundred and eighty (180) days from date of fire, or other cause of damage, this lease shall terminate and the Tenant shall be allowed an abatement of rent from the date of such damage or destruction. However, if the damage is such that rebuilding or repairs can be completed within 180 days, the Landlord covenants and agrees to make such repairs with reasonable promptness and dispatch, and to allow Tenant an abatement in the rent for such time as the building is untenantable, or proportionately for such portion of the leased premises as shall be untenantable and the Tenant covenants and agrees that the terms of this lease shall not otherwise be affected.

CONDEMNATION

     ELEVENTH: If the whole of the demised premises shall be taken or condemned by any competent authority for public or quasi public use or purpose, then, and in that event, the term of this lease shall cease and terminate when the possession of the demised premises so taken shall be required for such use or purpose and without apportionment of the award. If any part, less than the whole, of the demised premises shall be so taken or condemned, then, and in that event, the Landlord shall have the option exercisable by notice in writing to the Tenant within sixty (60) days from the notice to Landlord of the taking or condemnation, to terminate this lease; and in the event Landlord does not exercise its option reserved herein to so terminate this lease, it shall continue with reference to the portion of the demised premises not taken or condemned unless the same is rendered untenantable by such taking and condemnation or cannot be made tenantable by repairs to be conducted by Landlord at its expense. In either event, the entire award for the taking and condemnation of the premises shall belong to Landlord, and Tenant shall have no interest therein; and in the event this lease continues with reference to the portion of the demised premises not taken, the rental specified hereunder shall be prorated and adjusted on a square footage basis. In the event that this lease terminates by a taking or condemnation of the whole of the demised premises or by the election on the part of Landlord as provided herein, the current rental shall in either case be apportioned to the date of termination of the lease.

REDECORATION

     TWELFTH: That if the Tenant shall move from said premises at any time prior to the termination of this lease, the Landlord shall have the right to enter upon said premises for the purpose of decorating the same or making alterations or changes therein, without such entry in any manner affecting the obligation of the Tenant hereunder.



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MOVING TENANT

     THIRTEENTH: Landlord reserves the right to move Tenant to other space in said building on thirty days' notice. Tenant to have the option within ten days from the date of said notice to agree with Landlord upon new space. In case Landlord and Tenant do not agree within said ten days upon terms of removal, then this lease to become null and void and of no further effect, after thirty days from the date of above notice. Landlord agrees to pay expenses of moving Tenant to the new space agreed upon.

RIGHTS OF LANDLORD

     FOURTEENTH: The right of the Landlord to terminate this lease as herein set forth is in addition to and not in exhaustion of such other rights that the Landlord has, or causes of action that may accrue to the Landlord because of the Tenant's failure to fulfill, perform or observe the obligations, agreements or covenants of this lease, and the exercise or pursuit by the Landlord of any of the rights or causes of action accruing hereunder shall not be an exhaustion of such other rights or causes of action that the Landlord might otherwise have.

WAIVERS

     FIFTEENTH: No waiver of any condition expressed in this lease shall be implied by any neglect of the Landlord to declare a forfeiture on account of the violation of such condition if such violation be repeated or continued subsequently and no express waiver shall affect any condition other than the one specified in such waiver, and that one only for the time and in the manner specifically stated.

ATTORNEYS

     SIXTEENTH: That the Tenant will pay all reasonable attorney's fees and expenses the Landlord incurs in enforcing any of the obligations of the Tenant under this lease, or in any litigation or negotiation in which the Landlord shall without its fault, become involved through or on account of this lease.

LIENS

     SEVENTEENTH: A first lien is hereby expressly reserved by the Landlord and granted by the Tenant upon the term of this lease and upon all interest of the Tenant in this leasehold for the payment of rent and also for the satisfaction of any cause of action which may accrue to the Landlord by the provisions of this instrument. A first lien is also expressly reserved by the Landlord and granted by the Tenant upon all personal property, fixtures, improvements and all other fixtures erected or put in place or that may be erected or put in place upon the premises by or through the Tenant or other occupants for the payment of rent and also for the satisfaction of any causes of action which may accrue to the Landlord by the provisions of this instrument.

HOLD OVER

     EIGHTEENTH: That the Tenant will pay to the Landlord, as liquidated damages, double rent for all the time the Tenant shall retain possession of said premises or any part thereof after the termination of this lease, whether by lapse of time or otherwise; but the provisions of this clause shall not operate as a waiver by the Landlord of any right of re-entry hereinbefore provided; nor shall any waiver by the Landlord of its right to terminate this lease for breach of covenant affect its right to terminate this lease for any later breach of the same or another covenant.

AIR RIGHTS

     NINETEENTH: It is understood and agreed that this lease does not grant any rights to light and air over property except public streets adjoining the land on which said building is situated.

HOLD HARMLESS

     TWENTIETH: Tenant covenants to save and hold the Landlord harmless from violations of the laws of the United States, of the State in which the demised premises are located, and the ordinances and laws of the city in which the demised premises are located.

EXTRA USE OF PREMISES

     TWENTY-FIRST: That in consideration of the execution of this lease by the Landlord, the Tenant shall not use said premises for any purpose except that which is above specified, and in particular will not expose nor offer for sale on said premises, any alcoholic or other liquors, tobacco, drugs, flowers, candies, confections nor any other thing or things whether of a like or of a wholly different nature, without the written consent of the Landlord, the right being hereby reserved to the Landlord to grant to any person, firm or corporation the exclusive right and privilege to conduct any particular business in said building, and such exclusive right and privilege so granted shall be binding upon the Tenant hereunder the same as though specifically incorporated in this lease.

ELECTRICAL & MECHANICAL IMPROVEMENTS

     TWENTY-SECOND: Tenant shall not install or connect any air conditioning equipment, electric-driven motor or any electrical, gas or water appliance or equipment, without first submitting the same to Landlord and securing its written consent. If such consent is obtained, Tenant shall each month promptly pay the prevailing City or utility district in which the demised premises are located, rates for the gas, electricity and/or water used by the Tenant for the operation of such appliances, in addition to the rent provided for in Section FIRST of this lease. With respect to air conditioning or any other electrical, gas or water appliance or equipment installed by or under Tenant, Landlord shall have the right to require that the premises be restored to the condition existing prior to the installation of said appliance, including the removal of any or all ducts, wiring, piping, etc., and the repair and replacement of all damage caused by such removal, or, at Landlord's option, the right to retain all ducts, wiring, piping, etc., and the right to require the delivery of demised premises in the condition as changed as the result of the installation of such ducts, wiring, piping, etc. Unless parties agree to the contrary, nothing herein shall, however, prevent Tenant from removing the air conditioning or other electrical units installed by or under Tenant, provided Tenant is not then in default hereunder.

STORAGE

     TWENTY-THIRD: If Tenant shall fail to remove all effects from said premises upon termination of this lease for any cause whatsoever, Landlord may at its option remove the same in any manner that Landlord shall choose and store said effects without liability to Landlord for loss thereof, and Tenant agrees to pay Landlord on demand any and all expenses incurred in such removal, including court costs and attorney's fees and storage charge on such effects for any length of time the same shall be in Landlord's possession, or Landlord may at its option without notice sell said effects or any part of the same at private sale and without legal process for such price as Landlord may obtain and apply the proceeds of such sale upon any amounts due under this lease from Tenant to Landlord and upon the expense incident to the removal and sale of said effects.

DEFECTS

     TWENTY-FOURTH: Said Tenant shall give to said Landlord or its agent prompt written notice of any accident to or defects in the water pipes, gas pipes, air conditioning apparatus, to be remedied by said Landlord with due diligence from and after its receipt of any such notice.

SUBORDINATION

     TWENTY-FIFTH: This lease is subject and subordinate to all present mortgages affecting the real estate and improvements thereon of which the demised premises form a part, and to all renewals and extension thereof, and to any mortgage which may hereafter be executed affecting the same.

LIQUIDATED DAMAGES

     TWENTY-SIXTH: It is agreed between the parties hereto that if the rent stipulated herein at any time shall not be paid when due, then all subsequent installments of rent, remaining unpaid, shall forthwith become due and payable at the option of Landlord with notice to Tenant, and in case the said Tenant is declared bankrupt or voluntarily offers to creditors terms of composition, or in case a receiver is appointed to take charge of and conduct the affairs of Tenant, such claim for further unpaid installments of rent due under this lease shall be considered liquidated damages and shall constitute a debt provable in bankruptcy or receivership.

REMEDIES

     TWENTY-SEVENTH: No act or thing done by Landlord or its agents during the term hereby granted shall be deemed an acceptance of a surrender of said premises, and no agreement to accept a surrender of said premises shall be valid unless the same be made in writing and subscribed by Landlord. The provision in this lease of any particular remedy shall not preclude Landlord from any other remedy Landlord might have, either in law or in equity, nor shall the waiver of or redress for any violation of any covenant or condition in this lease contained or any of the rules and regulations set forth herein in Exhibit "B" or hereafter adopted by Landlord, prevent a subsequent act, which would have originally constituted a violation, from having all the force and effect of an original violation. In case it should be necessary or


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proper for Landlord to bring any action under this lease or to consult or place said lease, for any amount payable by Tenant thereunder, with an attorney concerning or for the enforcement of any of Landlord's rights hereunder, then Tenant agrees in each and any such case to pay to Landlord a reasonable attorney's fee. The receipt by Landlord of rent with knowledge of the breach of any covenant in this lease contained, shall not be deemed a waiver of such breach. The failure of Landlord to enforce any of the rules and regulations set forth in Exhibit "B," or hereafter adopted, against the Tenant and/or any other tenant in the building shall not be deemed a waiver of such rules and regulations. The receipt by Landlord of rent from any assignee, under-tenant or occupant of said premises shall not be deemed a waiver of the covenant in this lease contained, against assignment, and underletting or an acceptance of the assignee, under-tenant or occupant as Tenant, or a release of Tenant from the further observance or performance by Tenant of the covenant in this lease contained, on the part of the Tenant to be observed and performed. No provision of this lease shall be deemed to have been waived by Landlord unless such waiver be in writing signed by Landlord. In case of termination of this lease by Landlord under any option herein provided for, Landlord may re-enter the premises without notice or demand, and in that event rent shall become due and be apportioned and paid up to and including the day of such entry.

COMPLETION OF PREMISES

     TWENTY-EIGHTH: The parties hereto agree that if, through no fault of Tenant, the demised premises shall not be ready for occupancy at the date upon which the term hereby demised is to begin, the rent under this lease shall not commence until the said demised premises are ready for occupancy, where-upon this lease and all the covenants, conditions and agreements herein contained shall be given full force and effect, and the allowance of rent herein provided to be paid by Tenant for such period prior to delivery of the demised premises to said Tenant for occupancy, shall be in full settlement of all claims which Tenant might otherwise have by reason of said demised premises not being ready for occupancy on the date of the beginning of the term as set forth herein. The certificate of the architect or company in charge of the construction of said building shall control conclusively the date upon which the demised premises are ready for occupancy. The parties also agree that for the purpose of completing or of making repairs or alterations in any portion of said building. Landlord may use one or more of the street entrances, the halls, passageways and elevators of said building; provided, however, that there shall be no unnecessary obstruction of the right of entry to the demised premises while the same are occupied.

ESCALATION

     TWENTY-NINTH: Intentionally omitted.

     THIRTIETH: The Landlord covenants that the Tenant upon paying the rent and complying with the terms, covenants and conditions aforesaid shall and may peaceably and quietly have, hold, and enjoy the leased premises for the term aforesaid.

     Further, the Landlord and Tenant covenant with each other:

     (a) That all rights and remedies of the Landlord under this lease shall be cumulative, and none shall exclude any other rights and remedies allowed by law.

     (b) That the word "Landlord" and "Tenant" wherever used herein shall be construed to mean Landlords and Tenants in all cases where there is more than one Landlord or Tenant, and the necessary grammatical changes required to make the provisions hereof apply either to corporations or individuals, men or women, shall in all cases be assumed as though in each case fully expressed.

     (c) Tenant hereby waives and renounces any and all homestead exemption rights he may have now, or hereafter, under or by virtue of the constitution and laws of the State in which the demised premises are located, or of any other state, or of the United States, as against the payment of said rental or any portion thereof, or any other obligation or damage that may accrue under the terms of this agreement.

     (d) It is understood and agreed between the parties hereto that notice from the Landlord mailed or delivered to the premises leased thereunder shall constitute sufficient notice to the Tenant to comply with the terms of this contract.

     (e) It is further understood and agreed between the parties hereto that any charges against the Tenant by the Landlord for supplies, services, or work done on the premises by order of the Tenant, or otherwise accruing under this contract, shall be considered as rent due and shall be included in any lien for rent due and unpaid.

     (f) That all covenants, conditions, agreements and undertakings in this lease shall extend to, and be binding on, the respective heirs, executors, administrators, successors and assigns of the respective parties hereto the same as if they were in every case named.

     (g) That this lease embodies the entire agreement of the parties hereto and that the same may not be altered, changed, or amended except by an instrument in writing executed by both parties.

     (h) That this lease shall be interpreted in accordance with the laws of the State of Tennessee. If any clause or provision hereof should be determined to be illegal, invalid or unenforceable under present or future laws effective during the term of this lease or any renewal term hereof, then and in that event, it is the express intention of the parties hereto that the remainder of this lease shall not be affected thereby, and it is also the express intention of the parties hereto that in lieu of each clause or provision of this lease which may be determined to be illegal, invalid or unenforceable, there may be added as a part of this lease a clause or provision as similar in terms to such illegal, invalid or unenforceable clause or provision as may be possible and be legal, valid and enforceable.

     THIRTY-FIRST: Periodical replacement of fluorescent tubes and bulbs will be provided by Landlord, but the cost of such replacement tubes or bulbs will be borne by Tenant.

ADDENDA TO LEASE

     THIRTY-SECOND:

     See attached













   IN WITNESS WHEREOF, the parties hereto have, on the day and year first above written, executed this lease agreement in duplicate, one copy to be retained by each of the parties and each such copy to be considered as an original for all purposes.

ATTEST:                                    CUMMINS STATION LLC


/s/ Buist Richardson                       By /s/ Landlord
----------------------------------            ----------------------------------
                                              Landlord, Chief Member


                                           -------------------------------------


ATTEST OR WITNESS:                         NEWORDER MEDIA, INC.


/s/ Buist Richardson                       By /s/ Jeff McLaren
----------------------------------            ----------------------------------
                                              Tenant, President





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                                  EXHIBIT "B"
                             RULES AND REGULATIONS

     Rule 1. No sign, picture, advertisement, or notice shall be displayed, inscribed, painted or affixed, on any part of the outside or inside of said building, or on or about the premises hereby demised, except on the glass of the doors and windows of said premises and on the Directory Board of the building, and then only of such color, size, style and materials as shall be first specified by the Landlord in writing on this lease. No "For Rent" signs shall be displayed by the Tenant, and no showcases, or obstructions, signs, flags, barber poles, statuary, or any advertising device of any kind whatever shall be placed in front of said building or in the passageways, halls, lobbies, or corridors thereof by the Tenant; and the Landlord reserves the right to remove all such showcases, obstructions, signs, flags, barber poles, statuary or advertising devices and all signs other than those provided for, without notice to the Tenant and at his expense.

     Rule 2. The Tenant shall not, without the Landlord's written consent, put up or operate any steam engine, boiler, machinery or stove upon the premises, or carry on any mechanical business thereon, or do any cooking thereon, or use or allow to be used upon the demised premises oil, burning fluids, camphene, kerosene for heating, warming or lighting, or anything (except gas or incandescent electric lights, and those only of such company or companies as may be supplying the building) for illuminating said premises. No article deemed extra hazardous on account of fire and no explosives shall be brought into said premises.

     Rule 3. No additional locks shall be placed upon any doors of the premises. Upon the termination of the lease the Tenant shall surrender to the Landlord all keys of the premises.

     Rule 4. Safes, furniture, boxes or other bulky articles shall be carried into the premises only with written consent of the Landlord first obtained, and then only by means of the elevators, by the stairways or through the windows of said building as the Landlord may in writing direct, and at such times and in such manner and by such persons as the Landlord may direct. Safes and other heavy articles shall be placed by the Tenant in such places only as may be first specified in writing by the Landlord, and any damage done to the building or to tenants or to other persons taking a safe or other heavy article in or out of the demised premises, from overloading a floor, or in any other manner shall be paid for by the Tenant causing such damage.

     Rule 5. Elevator service and/or self-service elevator will be furnished by the Landlord daily whenever said service shall, in the Landlord's judgement, be required for the proper occupation and use of said premises.

     Any person employed by the Tenant to do janitor work, shall, while in said building and outside of said demised premises, be subject to and under the control and direction of the Superintendent of said building (but not as agent or servant of said Superintendent or of the Landlord).

     The Landlord may retain a pass key to the premises and be allowed admittance thereto at all times to enable its representatives to examine said premises from time to time.

     Rule 7. The Landlord and its agents shall have the right to enter the demised premises at all reasonable hours for the purpose of examining or exhibiting the same.

     Rule 8. The Landlord, and its agents, shall have the right to enter the demised premises at all reasonable hours for the purpose of making any repairs, alterations, or additions which it or they shall deem necessary for the safety, preservation, or improvement of said premises of said building, and the Landlord shall be allowed to take all material into and upon said premises that may be required to make such repairs, improvements and additions, or any alterations for the benefit of the Tenant without in any way being deemed or held guilty of an eviction of the Tenant; and the rent reserved shall in no wise abate while said repairs, alterations, or additions are being made; and the Tenant shall not be entitled to maintain a set-off or counter-claim for damages against the Landlord by reason of loss or interruption to the business of the Tenant because of the prosecution of any such work. All such repairs, decorations, alterations, additions, and improvements shall be done during ordinary business hours.

     Rule 9. If the Tenant desires telegraphic or telephonic connections, or the installation of any other electrical wiring, the Landlord will, upon receiving a written request from the Tenant, direct the electricians as to where and how the wires are to be introduced and run, and without such directions no boring, cutting or installations of wires will be permitted.

     Rule 10. The Tenant shall not allow anything to be placed against or near the glass in the partitions, between the premises leased and the halls or corridors of the building, which shall diminish the light in, or prove unsightly from the halls or corridors.

     Rule 11. No electric current, intended for light or power purposes, shall be used by the tenants, excepting that furnished or approved by the Landlord; nor shall electric or other wires be brought into the premises, except upon the written consent and approval of the Landlord.

     Rule 12. The Tenant, when closing his office for business at any time, shall see that all windows are closed, thus avoiding possible damage from fire, storm, rain or freezing.

     Rule 13. The Tenant shall not allow anything to be placed on the outside window ledges of the premises, nor shall anything be thrown by the Tenant, or his employees, out of the windows of the building; nor shall they undertake to regulate the thermostats, if any, which control the heat or air conditioning.

     Rule 14. The water and wash closets and other plumbing fixtures shall not be used for any purposes other than those for which they were constructed, and no sweepings, rubbish, rags, or other substances shall be thrown therein. All damages resulting from any misuse of the fixtures shall be borne by the Tenant who, or whose servants, employees, agents, visitors or licensees, shall have caused the same.

     Rule 15. No bicycle or other vehicle, and no animal shall be brought into the offices, halls, corridors, elevators or any other parts of said building, by the Tenant, his agents or employees.

     Rule 16. No person shall disturb the occupants of this or any adjoining building premises by the use of any musical instruments, unseemly noises, whistling, singing or in any other way.

     Rule 17. The premises leased shall not be used for lodging or sleeping, nor for any immoral or illegal purposes or for any purpose that will damage the premises.

     Rule 18. The entrances, corridors, passages, stairways and elevators shall be under the exclusive control of the Landlord and shall not be obstructed, or used by the Tenant for any other purpose than ingress and egress to and from the leased premises.

     Rule 19. Canvassing, soliciting and peddling in the building is prohibited and each Tenant shall co-operate to prevent the same.

     Rule 20. All office or other equipment of any electrical or mechanical nature shall be placed by Tenant in demised premises in approved settings to absorb or prevent any vibration, noise or annoyance.

     Rule 21. No water cooler, air conditioning unit or system or other apparatus shall be installed or used by any Tenant without the written consent of Landlord.

     Rule 22. There shall not be used in any space, or in the public halls of said building, either by any tenant or by jobbers or others, in the delivery or receipt of merchandise, any hand trucks, except those equipped with rubber tires and side guards.

     Rule 23. The Landlord reserves the right to make such other and further reasonable rules and regulations as in its judgment may from time to time be needful for the safety, care and cleanliness of the premises, and for the preservation of good order therein, and any such other or further rules and regulations shall be binding upon the parties hereto with the same force and effect as if they had been inserted herein at the time of the execution hereof.

                                                                       EXHIBIT A









     Map with layout of floor plan of 4th floor, Suite 450, of 209 10th Avenue South with hand drawn heavy outline of leased space.

                                ADDENDUM TO LEASE

     This Addendum To Lease, entered into as of this 12 day of March, 1995, by and between NewOrder Media, Inc., a Tennessee corporation, ("Tenant") and Cummins Station LLC, a Tennessee corporation ("Landlord"), supplements and is hereby made a part of the Lease Agreement ("Lease") entered into between Tenant and Landlord on the 27 day of March, 1995.

     Section 3 of the Lease is hereby modified and amended to provide Tenant with two (2) options to renew the Lease for additional terms of five (5) years each. Rent during the first renewal term (May 1, 2000 - April 30, 2005) shall be at the lessor of the then-current market base rent for comparable space in the building or $7.00 per square foot. Rent during the second renewal term (May 1, 2005 - April 30, 2010) shall be at the lessor of the then-current market base rent for comparable space in the building or $9.00 per square foot.

     The following provisions of section 5 of the Lease enumerated below are hereby modified and amended as follows:

     Paragraph THIRD. Prior to the semicolon in the fourth line, insert "provided, however, that the foregoing shall not apply as against Tenant with respect to any defects that would not be obvious upon a general inspection of the premises".

     Paragraph FIFTH. Landlord hereby approves and consents to the preliminary plans for leasehold improvements attached to this Addendum To Lease as Exhibit A-1. Landlord's consent to the final plans substantially conforming to the attached preliminary plans shall not be unreasonably withheld. Any provisions to the Lease to the contrary notwithstanding, Tenant shall not be required by to remove any improvements, additions or alterations that have been approved by Landlord. Any provisions to the Lease to the contrary notwithstanding, Tenant shall have at its option the right to remove the following items upon expiration of the Lease: front receptionist's desk, kitchen cabinetry, installed kitchen appliances, copy room cabinetry and lighting fixtures. In addition to the aforesaid, Tenant shall have at its option the right to remove any Tenant installed doors and door frames, provided that building standard doors and door frames are installed as replacements at Tenant expense, and Tenant shall have the right to remove any Tenant installed windows and window frames, provided that building standard, finished walls are installed as replacements at Tenant expense.

     Paragraph SIXTH. Tenant shall in no way be responsible for the physical condition of the premises to be in compliance with any requirements and regulations mentioned in this paragraph. Compliance with such regulations shall be the exclusive responsibility of Landlord (including, but not limited to, compliance with federal and state environmental laws and the Americans With Disabilities Act).

     Paragraph SEVENTH. Any provisions to the Lease to the contrary notwithstanding, in the event of any stoppage or interruption of water, light, heat, air conditioning, janitor or elevator services, or any such condition that shall render the premises or a portion thereof untenantable and should such condition exist or continue for more than 72 hours, such condition shall constitute a constructive eviction.


                                                              Landlord by  TP
                                                                          -----
                                    -1 of 4-
                                                                Tenant by  JM
                                                                          -----

         Paragraph EIGHTH. All waivers of notice set forth in this paragraph or elsewhere in the Lease are hereby deleted therefrom. In the event of a default by Tenant under the Lease, Landlord shall give Tenant written notice thereof and a reasonable period to cure any alleged default, but in no case less than 10 days for a default that can be cured by money and 30 days for a non-monetary default. In addition to the aforesaid, the filing of an involuntary bankruptcy petition against Tenant shall not be an event of default unless such a petition is not dismissed within 60 days from the filing thereof.

         Paragraph TENTH. This paragraph is to amended and modified to state that in the event of any interruption of Tenant's business, due to damage by fire or other act of God on the building upon the demised premises, lasting longer in an uncorrected and unrepaired state for more than 96 hours, such condition shall constitute a constructive eviction.

         Paragraph ELEVENTH. Any provision to the Lease to the contrary notwithstanding, in the event that the whole of the demised premises or a portion thereof shall be taken or condemned by any competent authority for public or quasi-public use, such an event shall be considered a constructive eviction.

         Paragraph THIRTEENTH. In the event that Landlord exercises its right to move Tenant to another space in the building, such space shall be comparable to Tenant's existing space in all material aspects including views from the space and number of windows, and Landlord shall, at Landlord's sole cost and expense, provide leasehold improvements to the new space comparable to Tenant's existing space and reimburse Tenant for any and all costs incurred with the change of location within the building.

         Paragraph SIXTEENTH. This paragraph is hereby amended to delete the phrase "or in any litigation in which Landlord shall, without its fault, become involved through or on account of this lease."

         Paragraph TWENTIETH. This section is deleted in its entirety and replaced with the following: "Tenant and Landlord each covenants to save and hold the other harmless from any costs or liabilities, including, but not limited to, attorney's fees, arising from or related to any neglect act or omission of the other."

         Paragraph TWENTY-FIRST. Landlord and Tenant hereby stipulate and agree that the purpose of this paragraph is to allow Landlord to control the nature and extent of vending of the items mentioned in this paragraph within the building.

         Paragraph TWENTY-SECOND. This paragraph is amended by inserting, at the beginning thereof, the following: "Except as otherwise provided in this Lease or in the plans attached hereto,". Landlord agrees that there shall be no separate metering for any utilities other than electrical and natural gas service. Furthermore, Tenant shall not be required to remove any leasehold improvements, additions or modifications installed in accordance with the terms of the Lease, but Tenant shall be permitted to remove various installed improvements as mentioned in section 5, paragraph fifth hereinabove. Landlord and Tenant agree that Landlord shall be responsible for, and shall timely undertake or cause to be undertaken, repairs and maintenance as necessary from time to time in or to any of the common areas or parking areas; in particular, without limiting the forgoing, Landlord shall be responsible for any leaks into the premises, whether from outside the building or



                                                        Landlord by:  TP
                                 -2 of 4-                            -----

                                                          Tenant by:  JM
                                                                     -----
from other tenant premises within the building. Landlord shall also be responsible for building security and for ensuring that the common areas and facilities are clean, comfortable and operational.

         Paragraph TWENTY-FIFTH. This paragraph is amended by adding the following to the end thereof. "Provided, however, that in the event the building is sold at foreclosure or by deed in lieu of foreclosure, this Lease shall continue in full force and effect as if such purchaser were the original landlord, except that such purchaser shall not be liable for any act or omission of any prior landlord and shall not be subject to any offsets or defenses which Tenant might have against such prior landlord, and Tenant shall attorn to such purchaser and recognize the same as Landlord hereunder, provided that such purchaser agrees in writing not to disturb Tenant's possession of the premises."

         Rule 8. in Exhibit "B" Rules And Regulations of the Lease is hereby modified and amended to ensure that any repairs described in this paragraph must not cause the business of Tenant to be unreasonably impaired, and Landlord hereby agrees that any repairs that would cause aforesaid unreasonable impairment must be performed after standard business hours.

         The following additional terms are hereby made a part of the Lease:

         LEASEHOLD IMPROVEMENTS. Tenant shall be responsible for its own leasehold improvements made to the premises. An amount of sixty-one thousand dollars ($61,000.00) of Tenant furnished leasehold improvements shall be paid by Landlord, provided that Tenant furnishes Landlord with appropriate construction invoices and lien waivers for construction. Landlord payment of the abovementioned moneys is recognized and included in the rents due under section 4 of this Lease.

         Landlord shall provide the secondary entrance into the demised space and install the exterior, insulated walls demising the premises in such a manner that said walls are ready-to-paint. Further, Landlord shall install four
(4) absent windows to the exterior of the building, located on the northern end of Tenant premises, and shall install building standard storm windows on the older exterior windows, located on the east and west ends of Tenant premises. Landlord shall further demolish the brick and structure of the old freight elevator currently occupying a portion of the premises and cause any piping structures obscuring the window behind aforesaid freight elevator to be relocated near the closest building support post. Landlord shall make all abovementioned improvements in such a manner that Tenant's occupancy of the premises and installation of leasehold improvements are not hindered.

         CONSTRUCTIVE EVICTION. Any constructive eviction (as mentioned in section 5 hereinabove) shall give Tenant the option to terminate the Lease, or, at Tenant's election, an equitable adjustment or abatement of rent for the period. In addition to the aforesaid, a constructive eviction that results in a termination of the Lease shall also entitle Tenant to an award based on the loss of the unamortized portion of the value of any improvements constructed or placed by Tenant on the premises and any loss based on the interruption of occupancy. Should any event that would cause a constructive eviction not result in a termination of the Lease, Tenant is entitled, to any costs resulting from any alterations or restorations that were necessitated by the said event.

         PARKING. Landlord shall provide for Tenant and its invitees twenty (20) parking spaces: eight (8) spaces to be located in the lot across from the main entrance to the building on 10th Avenue South ("Lot A") and twelve (12) spaces to be located in the lot at the south end of the



                                                            Landlord by: TP
                                                                        -----
                                    -3 of 4-
                                                              Tenant by: JM
                                                                        -----
building ("Lot B"). Further, Tenant shall have the right to lease up to and including eight (8) additional spaces in Lot B at the rate of $40.00 per space per month. Guests of Tenant shall be allowed to park in Lot A for thirty (30) minutes without cost.

         RIGHT OF FIRST REFUSAL. During the term of this Lease and provided that Tenant is not in default of this Lease, Landlord agrees that prior to leasing to a third party any part of the spaces immediately contiguous to Tenant's premises ("First Refusal Space"), Landlord shall notify Tenant in writing of Landlord's intent to enter into negotiations with a third party to lease the First Refusal Space. On or before the fifth (5th) business day after the receipt of such notice, Tenant shall have the right to send to Landlord a notice stating that Tenant elects to lease the First Refusal Space under the same terms, covenants and conditions as the Lease except as outlined below.

         The rents payable for the First Refusal Space shall be the prevailing market rent, and Tenant shall provide any leasehold improvements to the First Refusal Space. Landlord's consent to the aforesaid leasehold improvements shall not be unreasonably withheld.

         The First Refusal Space shall be added to Tenant's premises for the remaining term of the Lease (including any extension term(s), if any). The First Refusal Space shall become a part of Tenant's premises for all purposes of this Lease, and any reference in this Lease to the term "Tenant premises" or "premises" shall be deemed to refer to and include the First Refusal Space. Tenant's obligation to pay any increased rents due to the addition of the First Refusal Space shall commence with the date the First Refusal Space is made usable by Tenant; said date shall be after a reasonable allowance of time that shall be granted for Tenant to make any leasehold improvements to the First Refusal Space.

         Tenant's Right of First Refusal described herein is subordinate to any rights of other tenants which exist as of the execution date of this Lease. Promptly after Tenant's exercise of the Right of First Refusal, Landlord shall prepare an amendment to the Lease to reflect changes in the size of Tenant premises, rents due, and any other appropriate terms due to the addition of the First Refusal Space. Tenant shall execute and return such an amendment to the Lease within ten (10) days after its submission to Tenant.

         This Right of First Refusal shall remain in effect during the term of the Lease and shall be exercisable at any such time that Landlord seeks to lease the First Refusal Space. This Right of First Refusal shall not be assignable.

         REAL ESTATE BROKERAGE COMMISSION. Landlord shall pay Centennial, Inc. a six percent (6%) commission based on the gross rent of $5.50 per square foot for years one and two, $6.50 per square foot for years three, four and five.



                                                        Landlord by: TP
                                                                    -----
                                    -4 of 4-
                                                          Tenant by: JM
                                                                    -----

                  L E A S E   A M E N D M E N T   A G R E E M E N T

                                      NO. 1

         This is to amend the Lease Agreement dated 3/27/95 between CUMMINS STATION, L.L.C. Lessor and NEWORDER MEDIA, INC. Lessee for Suite 450 located on the 4th level of Cummins Station as follows:


Rental Amounts Changed as follows:

5/1/95 -- 4/30/97    $50,447.04/yr. or $4,203.92/mo.
5/1/97 -- 4/30/2000  $57,401.04/yr. or $4,783.42/mo.








ALL OTHER TERMS, CONDITIONS AND AGREEMENTS OF THE ORIGINAL LEASE AGREEMENT SHALL REMAIN IN FULL FORCE AND EFFECT.



CUMMINS STATION, L.L.C.                            NEWORDER MEDIA, INC.



BY: /s/ Lessor                                     BY: /s/ Jeff McLaren
--------------------------------                   ----------------------------
LESSOR    Chief Member                             LESSEE

                                                          6/6/95
--------------------------------                   ----------------------------
DATE                                               DATE

               L E A S E   A M E N D M E N T   A G R E E M E N T

                                      No. 2


              This is to amend the Lease Agreement dated 3/27/95 and Lease Amendment Agreement No. 1 dated 6/6/95 between CUMMINS STATION, L.L.C. Lessor and NEWORDER MEDIA, INC. Lessee for Suite 450 located on the 4th level of CUMMINS STATION as follows: Effective March 1, 1999, Lessee rents additional space on the 5th Floor, Suite 547, consisting of approximately 6,500 square feet at the following rental rates:

3/1/99 -- 2/28/2001      $90,155.00/yr. or $7,512.92/mo.
3/1/2001 -- 2/28/2004    $92,170.00/yr. or $7,680.83/mo.
3/1/2004 -- 4/30/2005    $75,400.00/yr. or $6,283.33/mo. (no longer amortized)
Lessee shall take possession of said premises on August 1, 1998.

Twenty-four (24) parking permits included with this amendment (l4 in A Lot and 10 at the Shed). Optional parking spaces: $75 per month each, rate good for 6 years. This would be over and above the 8 optional spaces currently available at $40 per month. Lessor to provide hole for interior stairwell. Lessee extends term of original lease and amendment on Suite 450 from 4/30/2000 to 4/30/2005.

Rental rates for total leased area of 13,454 square feet are as follows:

3/1/99 - 4/30/2000      $147,556.00/yr. or $12,296.33/mo.
5/1/2000 - 2/28/2001    $138,833.00/yr. or $11,569.42/mo.
3/1/2001 - 2/28/2004    $140,848.00/yr. or $11,737.33/mo. (no longer amortized)
3/1/2004 - 4/30/2005    $124,078.00/yr. or $10,339.83/mo.

Dates to be determined.

Tenant shall have option to lease current MPL space and 2,200 square foot space currently occupied. This option shall run concurrently with existing lease. Option must be exercised within 5 days of notice.

Tenant shall have option to renew lease for two additional five year periods. Rate for first five year option shall be $11.60/sq. ft. Rates for second five year option shall be: 2 years at $13.00/sq. ft. and 3 years at $14.00/sq. ft.

Lessor shall amortize up to $83,850.00 on leasehold improvements on Suite 547. Lessor's payment of this amount shall be recognized and included in the amounts stated above. ALL OTHER TERMS, CONDITIONS AND AGREEMENTS OF THE ORIGINAL LEASE AGREEMENT SHALL REMAIN IN FULL FORCE AND EFFECT.


CUMMINS STATION, L.L.C.                          NEWORDER MEDIA, INC.




BY: /s/ LESSOR                                   BY: /s/ Robert A. Frist, Jr.
-------------------------------                  -------------------------------
LESSOR   Chief Member                            LESSEE

     9/22/98                                           9/22/98
-------------------------------                  -------------------------------
DATE                                             DATE